FREMONT SMALL BUSINESS LOAN MASTER TRUST

FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

Series B and C Certificates and Variable Funding Certificate / Subordinated Series 1995-1

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FREMONT SMALL BUSINESS LOAN MASTER TRUST

FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

Series B and C Certificates and Variable Funding Certificate / Subordinated Series 1995-1

SETTLEMENT PERIOD: November 1996            PAYMENT DATE: 12/16/96

As of the Record Date:
Series B Invested Amount ......................................................     $100,000,000
Series B Pool Factor ..........................................................    1.00000000000

Series C Invested Amount ......................................................     $135,000,000
Series C Pool Factor ..........................................................    1.00000000000

Subordinated Series 1995-1 Invested Amount ....................................      $30,000,000
Subordinated Series 1995-1 Pool Factor ........................................    1.00000000000

Variable Funding Certificate (VFC) Invested Amount ............................      $40,000,000

For the Settlement Period:                                                                                Per $1,000
                                                                                                          ----------
Gross Collections for the Settlement Period ...................................     $206,181,000             $676.00
Defaulted Amount for the Settlement Period ....................................                0                0.00
Recoveries for the Settlement Period ..........................................                0                0.00

Certificate/Fee Distributions on:                      12/16/96
     Interest on the Series B Certificates ....................................      $505,902.78               $1.66
     Interest on the Series C Certificates ....................................       664,368.75                2.18
     Interest on the Subordinated Series 1995-1 Certificates ..................       163,395.83                0.54
     Principal of the Series B Certificates ...................................             0.00                0.00
     Principal of the Series C Certificates ...................................             0.00                0.00
     Principal on the Subordinated Series 1995-1 Certificates .................             0.00                0.00
     Servicing Fee ............................................................       527,822.04                1.73
                                                                                  --------------               -----
                             Total of distributions ...........................    $1,861,489.40               $6.11
                                                                                  ==============               =====
VFC activity for the November 1996 Settlement Period:
     Beginning principal of the Variable Funding Certificate ..................   $20,000,000.00
     Principal from the Variable Funding Certificateholder ....................    25,000,000.00
     Principal to the Variable Funding Certificateholder ......................    (5,000,000.00)
                                                                                  --------------
     Ending principal of the Variable Funding Certificate .....................   $40,000,000.00
                                                                                  ==============

     Interest for the Settlement Period for the VFC ...........................      $123,183.89               $0.40
     Liquidity Fees for the Settlement Period for the VFC .....................        17,071.22                0.06
                                                                                  --------------               -----
     Total VFC Interest and Liquidity Fees for the Settlement Period ..........      $140,255.11               $0.46
                                                                                  ==============               =====
As of the end of the November 1996 Settlement Period:
Subordinated Amounts:
    Series B Certificates .....................................................      $23,456,791
    Series C Certificates .....................................................      $31,666,667
    Variable Funding Certificate  (VFC) .......................................       $9,382,716
Aggregate Subordinated Transferor Amount ......................................      $39,632,768

Cash Collateral Account balance ...............................................               $0
Collection Account balance ....................................................       $1,861,000
Excess Funding Account balance ................................................       $6,000,000

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   -    Amounts per $1,000 are in relation to the aggregated Invested Amount (Series B and C, the VFC and
        Subordinated Series 1995-1) as of the Record Date.
   -    Interest is for the Interest Accrual Period ending December 15th.
   -    The Series B Certificate Rate was 5.875% for this Interest Accrual Period.
   -    The Series C Certificate Rate was 5.715% for this Interest Accrual Period.
   -    The Subordinated Series 1995-1 Certificate Rate was 6.325% for this Interest Accrual Period.
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